UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 6, 2005

Copart, Inc.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive
Fairfield, California 94534

(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2005, the Board of Directors of Copart, Inc. (the “Company”) approved an amendment to Article III, Section 8.4 of the Company’s Bylaws that allows the Company to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates.

The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment of Bylaws of Copart, Inc., which is filed as Exhibit 3.2d attached hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit	Description
3.2d	Certificate of Amendment of Bylaws of Copart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ William E. Franklin
William E. Franklin Senior Vice President and Chief Financial Officer

Date:  December 7, 2005

Exhibit Index

Exhibit Number	Exhibit Title
3.2d	Certificate of Amendment of Bylaws of Copart, Inc.